SCHEDULE 14A INFORMATION

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Princeton Everest Fund

(Name of Registrant as Specified in Its Charter)

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PRINCETON EVEREST FUND

8500 Normandale Lake Blvd., Suite 1900

Minneapolis, MN 55437

(855) 897-5390

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2025

Dear Shareholders:

The Board of Trustees of Princeton Everest Fund, a closed-end management investment company operated as an interval fund and organized as a Delaware statutory trust (the “Fund”), has called a special meeting of the shareholders to be held at the offices of the [NAME AND ADDRESS] on [ ], 2025 at [10:00 a.m., Central Time], for the following purposes:

1. To approve a new investment advisory agreement ("New Advisory Agreement") by and between the Fund and Princeton Fund Advisors, LLC, the current investment adviser to the Fund. No fee increase is proposed.

2. To	transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [ ], 2025 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on [ ], 2025.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement and proposed sub-advisory agreement) and Proxy Voting Ballot are available at www.[WEBSITE].com.

By Order of the Board of Trustees

John L. Sabre

President

September [ ], 2025

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

PRINCETON EVEREST FUND

with its principal offices at

8500 Normandale Lake Blvd., Suite 1900

Minneapolis, MN 55437

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2025

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Princeton Everest Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the [NAME AND ADDRESS] on [ ], 2025 at [10:00 a.m., Eastern Time], and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2025.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new investment advisory agreement ("New Advisory Agreement") by and between the Trust, on behalf of the Fund, and Princeton Fund Advisors, LLC, the current investment adviser to the Fund. No fee increase is proposed.
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [ ], 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 8500 Normandale Lake Blvd., Suite 1900, Minneapolis, MN 55347 or by calling 1-855-897-5390.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN

THE FUND AND PRINCETON FUND ADVISORS, LLC

Background and Information

The primary purpose of this proposal is to enable Princeton Fund Advisors, LLC (“Princeton”) to continue to serve as the investment adviser to the Fund. Princeton currently serves as the Fund’s investment adviser pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Current Advisory Agreement”).

Princeton is a limited liability company that is governed by a Board of Managers. Currently Princeton’s Board of Managers is composed of one Manager: Greg Anderson. All management decisions of Princeton are controlled by Mr. Anderson. Under Princeton’s organizational documents, the ability to make management and policy decisions relating to Princeton’s business is solely entrusted to its Board of Managers, and the Board of Managers, not members, solely has the ability to add Managers. Shareholders of Princeton do not have the ability to vote for Managers or other corporate actions. Mr. Anderson would like to name four additional individuals to Princeton’s Board of Managers. These individuals are Mark Penske, Jim Dickson, Eric Clarke and G. Mike Mikan. The addition of four Managers to Princeton’s Board of Managers (the “Restructuring”) may be deemed to constitute a change in control of Princeton and therefore an “assignment” of the Current Advisory Agreement for purposes of the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act further states that an assignment of an investment advisory agreement causes the automatic termination of the investment advisory agreement. As a result, the Current Advisory Agreement will automatically terminate by its terms as required by the 1940 Act when the Restructuring occurs.

At a meeting on February 20, 2025 (the “Board Meeting”), the Board approved a new investment advisory agreement with Princeton for the Fund (the “New Advisory Agreement”), subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders of the Fund are being asked to approve the proposed New Advisory Agreement with Princeton.

The terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, as amended. There will be no changes to the Fund’s investment objectives, principal strategies or risks, and no changes to the current investment sub-advisory fees or arrangements, as a result of the New Advisory Agreement.

Information about Princeton

Princeton, located at 1580 Lincoln St., Suite 680 Denver, CO 80203, serves as investment adviser to the Fund. Subject to the oversight of the Board, Princeton is responsible for management of the Fund’s investment portfolio through the Fund’s sub-adviser. Princeton is responsible for selecting and managing the sub-adviser and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. Additionally, Princeton is responsible for conducting initial and ongoing independent evaluation of the sub-adviser. Princeton was established in 2011 for the purpose of advising individuals and institutions. As of August 1, 2025, Princeton had approximately $[ ] million in assets under management. Greg D. Anderson is responsible for Princeton’s oversight role with respect to the Fund.

The Advisory Agreement

Under the terms of the Current Advisory Agreement, as amended, Princeton is entitled to receive an annual fee from the Fund equal to 1.20% of the Fund’s average daily net assets. For such compensation, Princeton, at its expense, continuously furnishes an investment program for the Fund by selecting and managing the sub-adviser and assuring that investments are made according to the Fund’s investment objective, policies and restrictions, and such policies as the Trustees may determine. The Board of Trustees, consisting solely of Independent Trustees (as defined in the 1940 Act), unanimously approved the Current Advisory Agreement with respect to the Fund, prior to it being amended, at a meeting held on September 22, 2014.

Subject to shareholder approval and completion of the Restructuring, the Trust will enter into the New Advisory Agreement, on behalf of the Fund, with Princeton. The terms and conditions of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, as amended. The dates of its execution, effectiveness, and termination are changed. If the New Advisory Agreement with Princeton is not approved by the shareholders of the Fund or the other mutual funds managed by Princeton, the Board and Princeton will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The effective date of the New Advisory Agreement for the Fund will be the date of the Restructuring. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by Princeton given to the Fund. In the event Princeton ceases to manage the Fund, the right of that Fund to use the identifying name of “Princeton” may be withdrawn.

The New Advisory Agreement, like the Current Advisory Agreement, provides that Princeton shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Princeton

Princeton is a limited liability company organized under the laws of the State of Delaware and located at 1580 Lincoln Street, Suite 680 Denver, CO 80203. The name, title, address, and principal occupation of the current principal executive officer and Manager of Princeton are set forth below:

Name and Address*:	Title:	Principal Occupation:
Greg D. Anderson	President and Manager	Portfolio Management

* The officer’s address is in care of Princeton, 1580 Lincoln Street, Suite 680 Denver, CO 80203.

For the fiscal year ended March 31, 2025, under the Current Advisory Agreement and subject to an expense limitation agreement between Princeton and the Trust, the Fund incurred $1,714,882 in management fees.

Evaluation by the Board

At the Board Meeting, the Board deliberated whether to approve the New Advisory Agreement with Princeton. The Board relied upon the advice of independent legal counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreement. The following summarizes the Board’s review process and the information on which its conclusions were based:

Nature, Extent and Quality of Service. The Board discussed the professional backgrounds of the Advisor’s key personnel responsible for serving the Fund, noting the breadth of their collective expertise in the industry. The Board remarked how the senior management team at the Advisor had remained consistent for several years, demonstrating their commitment and expertise with respect to managing the Fund, and that the senior management team was well-resourced and had adequate support staff. The Board observed that the Advisor was responsible for all initial and ongoing due diligence, research and investment selection within the Fund. The Board discussed the Advisor’s investment process, and acknowledged the Advisor’s rigorous methodology for sourcing, evaluating, selecting and implementing effective investment strategies had been consistent. The Board acknowledged that the Advisor served as its valuation designee and reviewed information provided by the Fund’s underlying holdings to assign values for non-traded securities when valuations were not readily available. The Board recognized that the Advisor used a propriety model to assist in forecasting the Fund’s cash flows. The Board noted that the Advisor maintained a strong culture of compliance and reported no material compliance issues or litigation proceedings involving the Advisor since the last renewal of the Advisory Agreement. The Board observed that the Advisor chose broker dealers on the basis of best execution. The Board discussed that the Advisor tested its business continuity plans regularly and reported no disruptions in service to the Fund. After further discussion, the Board concluded that the Advisor could be expected to continue providing quality services to the Fund for the benefit of its shareholders.

Performance. The Board noted that the Fund had positive performance across all periods and reviewed the Fund’s performance compared to a peer group selected by the Advisor and the Fund’s benchmarks. The Board observed that the Fund trailed its peer group over the 1-year, 3-year and since inception periods, but outperformed the peer group over the 5-year period. The Advisor commented that it was difficult to establish a peer group that matched the Fund’s unique blend of private credit, private equity and other liquid investments and that funds with higher concentrations of private equity could be expected to outperform the Fund. The Board observed that the Advisor expected the Fund’s performance relative to the peer group to improve as the Fund’s investments mature. The Board noted that the Fund performed in line with the Morgan Stanley All Country World Index over the 3-year and 5-year periods, but trailed the S&P 500 Index across all periods. The Board considered the Advisor’s explanation that the S&P 500 could be expected to outperform private equity during periods of substantial growth. The Board agreed that the Fund’s performance was reasonable.

Fees and Expenses. The Board noted that the Advisor charged an annual advisory fee of 1.20%, based on the average net assets of the Fund. The Board acknowledged that the advisory fee was in higher than the average of the peer group, but well below the 1.65% high of the peer group. The Board considered the Fund’s total expenses, and discussed the Advisor’s observation that the Fund’s acquired fund fees were the primary drivers of the higher relative expenses. The Board determined the advisory fees were reasonable considering the Fund’s unique and specialized strategy, and the quality and extent of the services the Fund continued to receive from the Advisor.

Economies of Scale. The Board considered whether the Advisor and the Fund had realized economies of scale. The Board discussed the expense limitation agreement provided by the Advisor and commented on the benefit the agreement provided to shareholders. The Board noted that the Advisor did not feel that it was appropriate to implement a breakpoint given the Fund’s current size, but that it was willing to reconsider the issue as assets grew. The Board agreed that based on the Fund’s current asset size, and expense limitation agreement with the Advisor, the absence of breakpoints was acceptable at this time.

Profitability. The Board reviewed the profitability analysis provided by the Advisor and considered whether the Advisor earned a fair entrepreneurial profit in connection with its relationship with the Fund. The Board observed that the Advisor reported a reasonable profit during the prior year from managing the Fund. After discussion, the Board concluded that the level of profit earned by the Advisor was not excessive.

Conclusion. Having requested and received such information from Princeton as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Fund. The Board further concluded that the Advisory Agreement and related transaction meet the requirements of Section 15 of the 1940 Act such that there will be no unfair burden on the Fund or shareholders, and that the Board will remain at least 75% independent.

As a result of their considerations, the Board determined that the proposed New Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board , including a majority of the trustees who are not “interested persons” as that term is used I the 1940 Act, unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Section 15(f) of the 1940 Act

Because the Closing may be considered to result in a change in control of the Adviser under the 1940 Act resulting in the termination (due to a deemed assignment) of the Former Advisory Agreement, the Adviser intends for the Closing to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Adviser has confirmed for the Board that the Closing will not impose an unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Closing, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, 66.7% of the Trustees are classified as Independent Trustees, i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Adviser for a period of three years after the Closing.

Accordingly, the Board recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on September 18, 2014. The Trust’s principal executive offices are located at 8500 Normandale Lake Blvd., Suite 1900, Minneapolis, MN 55437. The Board supervises the business activities of the Fund. Like other registered investment companies, the Fund retains various organizations to perform specialized services. The Fund currently retains Princeton as Fund manager and investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203 Street, Suite 100, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund. Ultimus Fund Services, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, provides the Fund with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, provides the Fund with the services of a chief compliance officer and supporting compliance services.

THE PROXY

The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement and, at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Fund revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [INSERT NUMBER] of shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 and Proposal 2. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND
Certain Beneficial Owners

To the best knowledge of the Fund, except as listed below, there were no Trustees or officers of the Fund or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Fund knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

The record owners of more than 5% of the outstanding shares of the Fund on the Record Date are listed in the following table.

[TO BE PROVIDED]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Board and officers of the Fund owned less than 1% of the outstanding shares of the Fund as of the Record Date. As a result, the Board and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required. Any shareholder proposal should be sent to John Sabre, President, Princeton Everest Fund, 8500 Normandale Lake Blvd., Suite 1900, Minneapolis, MN 55437.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Fund has engaged [EQ], a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $[10,000]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Princeton. In addition to solicitation by mail, the Fund will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Princeton will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Fund and Princeton may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at (855) 897-5390, or write the Fund at 8500 Normandale Lake Blvd., Suite 1900, Minneapolis, MN 55437.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [ ], 2025

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed advisory agreement and proposed sub-advisory agreement), and Proxy Card are available at www.[WEBSITE].com.

BY ORDER OF THE BOARD OF TRUSTEES

John L. Sabre, President

Dated [ ], 2025

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

investment advisory AGREEMENT

TO: Princeton Fund Advisors, LLC

8500 Normandale Lake Drive, Suite 1900

Minneapolis, MN 55437

Dear Sirs:

The Princeton Everest Fund (the "Trust") herewith confirms our agreement with you.

The Trust has been organized to engage in the business of a closed-end management investment company under the laws of the State of Delaware. The Trust currently offers one series of shares to investors currently referred to as the Princeton Everest Fund (the “Fund”).

The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company and desires to retain you as investment adviser to furnish certain investment advisory and portfolio management services to the Fund, and you are willing to furnish these services.

You have been selected to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. You further represent and warrant that you are an investment adviser registered under the Investment Advisers Act of 1940, as amended. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.       ADVISORY SERVICES

(a)       Subject to the supervision of the Board of Trustees of the Trust (the “Board”), you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust. You may delegate any of the responsibilities, rights or duties described above to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder. In furtherance of and subject to the foregoing, you will have full power and authority on behalf of the Fund, among other matters:

(1)	to purchase, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund and to loan securities of the Fund;

(2)	to do any and all acts and exercise all rights with respect to the Fund’s interest in any person, firm, corporation, partnership or other entity, including, without limitation, voting interests of the Investment Funds (as defined in the Fund’s confidential offering memorandum (the “Memorandum”));
(3)	to enter into agreements with the Investment Funds irrevocably to forego the right to vote interests or shares of the Investment Funds (as defined in the Memorandum);
(4)	to enter into agreements with the Investment Funds that provide for, among other things, the indemnification by the Fund of the Investment Funds and the Investment Fund Managers (as defined in the Memorandum) to the same or different extent as provided for in respect of the Adviser, and to terminate such agreements;
(5)	to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund’s investments, and to instruct custodians regarding the settlement of transactions, the disbursement of payments to the Fund’s Shareholders with respect to repurchases of Shares in the Fund, and the payment of Fund expenses;
(6)	to call and conduct meetings of Shareholders at the Fund’s principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;
(7)	to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;
(8)	as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;
(9)	if directed by the Board, to arrange for the purchase of (A) one or more “key man” insurance policies on the life of any principal of a member of the Adviser, the benefits of which are payable to the Fund, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Adviser, or any of their respective principals, trustees, officers, members, employees and agents; and
(10)	to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Adviser, necessary and appropriate for the conduct of the business of the Fund without the act, vote or approval of any other Investors or person.

(b)       You agree to provide certain management and administrative services to the Fund. These services shall include:

(1)	the provision of administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;
(2)	the general supervision of the entities which are retained by the Fund to provide administrative services and custody services to the Fund;
(3)	the handling of Investor inquiries regarding the Fund and providing Investors with information concerning their investment in the Fund;
(4)	monitoring relations and communications between Investors and the Fund;
(5)	overseeing the drafting or updating of disclosure documents relating to the Fund and assisting in the provision of all offering materials to Investors;
(6)	maintaining and updating Investor information, such as change of address and employment;
(7)	any subscription applications or documentation (as defined in the Memorandum) and confirming the receipt of such applications and funds;
(8)	issuing instruments certifying Investor ownership in the Fund;
(9)	coordinating and organizing meetings of the Board;
(10)	preparing materials and reports for use in connection with meetings of the Board;
(11)	preparing and filing any required tax or information returns; and
(12)	reviewing and approving all regulatory filings required under applicable law.

Notwithstanding your appointment to provide services hereunder, the Board shall remain responsible for supervising the management, business and affairs of the Fund.

(c) You shall provide at least sixty (60) days prior written notice to the Trust of any change in the ownership or management of Princeton Fund Advisors, LLC, or any event or action that may constitute a change in control. You shall also provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2.       USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) as required under interpretations of the Investment Company Act of 1940, as amended (the "Act"), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.       ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your limited liability company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Fund. You will pay all advertising, promotion and other distribution expenses incurred in connection with the Fund's shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

The Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares that the Fund is authorized to pay; and all other operating expenses not specifically assumed by you. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.       COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee based on the net asset value of the Fund and paid at an annual rate as set forth on Exhibit A and attached hereto. Your fee will be prorated for any period of less than a month based on the number of days in such period.

The net asset value of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.       EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account, as needed, with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker's or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to your clients concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.       PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provided a copy of your proxy voting policy, and any amendments thereto, to the Trust.

7.       CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.       SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

The Trust and you acknowledge that all rights to the name "Princeton Everest Fund" or any variation thereof belong to you, and that the Trust is being granted a limited non-exclusive license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "Princeton Everest Fund" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Princeton Everest Fund" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

9.       LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.       INSURANCE COVERAGE

At all times during the term of this Agreement, upon request, you will provide the Trust with proof of any errors and omission coverage carried by Princeton Fund Advisors, LLC.

11.       DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall become effective on the date the Fund commences investment operations, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date the Fund commences investment operations. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that fund upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

12.        AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

13.       LIMITATION OF LIABILITY TO TRUST PROPERTY

The term "Princeton Everest Fund" means and refers to the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust.

14.        SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

15.       BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all records which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust's request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

16.        QUESTIONS OF INTERPRETATION

(a)       This Agreement shall be governed by the laws of the State of Delaware.

(b)       For the purpose of this Agreement, the terms "assignment," "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

(c)       Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

17.        NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 8500 Normandale Lake Drive, Suite 1900, Minneapolis, MN 55437.

18.        CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. You agree that, consistent with your Code of Ethics, neither your nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

19.       COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20.       BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

21.        CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

signature page follows

Yours very truly,

Princeton Everest Fund	ACCEPTANCE: Princeton Fund Advisors, LLC
By:	By:
John L. Sabre	Michael J. Sabre
Trustee and President	Chief Financial Officer
Date:	Date:

8500 Normandale Lake Blvd., Suite 1900

Minneapolis, MN 55437

PRINCETON EVEREST FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2025

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints JOHN SABRE and MICHAEL SABRE each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Princeton Everest Fund (the “Fund”) to be held at the offices of [NAME AND ADDRESS] on [ ], 2025 at [10:00 a.m., Central time], and at any and all adjournments thereof, all shares of beneficial interest of the Princeton Everest Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Fund and Princeton Fund Advisors, LLC, and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature of Joint Shareholder	Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between the Fund and Princeton Fund Advisors, LLC	☐	☐	☐

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.[WEBSITE].com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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